                                                                    Exhibit 99.1

                             LETTER OF TRANSMITTAL
                                      FOR
                            8 1/8% SENIOR DEBENTURES
                                       OF
                        CABLEVISION SYSTEMS CORPORATION
                                PURSUANT TO THE
                                 EXCHANGE OFFER
                                 IN RESPECT OF
                      ALL OF ITS OUTSTANDING 8 1/8% SENIOR
                              DEBENTURES DUE 2009
                                      FOR
                   8 1/8% SERIES B SENIOR DEBENTURES DUE 2009
                             ---------------------

               PURSUANT TO THE PROSPECTUS DATED NOVEMBER 3, 1997

 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 4, 1997 UNLESS THE EXCHANGE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF OLD DEBENTURES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE BUSINESS DAY PRIOR TO THE EXPIRATION DATE.

                   The Exchange Agent For The Exchange Offer Is:

                                THE BANK OF NEW YORK

BY HAND OR OVERNIGHT DELIVERY:    Facsimile Transmissions:     BY REGISTERED OR CERTIFIED
                                   (Eligible Institutions                 MAIL:
                                           Only)

     The Bank of New York                                         The Bank of New York
      101 Barclay Street               (212) 571-3080            101 Barclay Street, 7E
Corporate Trust Services Window                                 New York, New York 10286
         Ground Level             To Confirm by Telephone       Attention: Reorganization
   Attention: Reorganization      or for Information Call:              Section,
           Section,                                                   Arwen Gibbons
         Arwen Gibbons                 (212) 815-6333

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA TELEGRAM, TELEX OR FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW DEBENTURES FOR THEIR OLD DEBENTURES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD DEBENTURES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

    By execution hereof, the undersigned acknowledges receipt of the Prospectus (the "Prospectus"), dated November 3, 1997, of Cablevision Systems Corporation, a Delaware corporation (the "Company"), which, together with this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 8 1/8% Series B Senior Debentures due 2009 (the "New Debentures") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus constitutes a part, for each $1,000 principal amount of its outstanding 8 1/8% Senior Debentures due 2009 (the "Old Debentures"), upon the terms and subject to the conditions set forth in the Prospectus.

    This Letter of Transmittal is to be used by Holders if: (i) certificates representing Old Debentures are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Old Debentures is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Debentures (such participants, acting on behalf of Holders, are referred to herein, together with such Holders, as "Acting Holders"); or (iii) tender of Old Debentures is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering." DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

    The term "Holder" with respect to the Exchange Offer means any person: (i) in whose name Old Debentures are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered Holder; or (ii) whose Old Debentures are held of record by DTC who desires to deliver such Old Debentures by book-entry transfer at DTC.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

    The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Debentures must complete this letter in its entirety.

    All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Prospectus.

    The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 6 herein.

    HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD DEBENTURES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

    List below the Old Debentures to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Old Debentures will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

                              DESCRIPTION OF OLD DEBENTURES

                                                                             AGGREGATE
                                                           CERTIFICATE       PRINCIPAL
                                                           NUMBER(S)*         AMOUNT
                                                         (ATTACH SIGNED    TENDERED (IF
         NAME(S) AND ADDRESS(ES) OF HOLDER(S)                LIST IF           LESS
              (PLEASE FILL IN, IF BLANK)                   NECESSARY)      THAN ALL) **
TOTAL PRINCIPAL AMOUNT OF OLD DEBENTURES TENDERED
  * Need not be completed by Holders tendering by book-entry transfer.
 ** Need not be completed by Holders who wish to tender with respect to all Old
    Debentures listed. See Instruction 2.

/ / CHECK HERE IF TENDERED OLD DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution: _____________________________________________

    DTC Book-Entry Account No.: ________________________________________________

    Transaction Code No.: ______________________________________________________

If Holders desire to tender Old Debentures pursuant to the Exchange Offer and
(i) certificates representing such Old Debentures are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Old Debentures or other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Old Debentures in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering."

/ / CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED OLD DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Holder(s) of Old Debentures: ____________________________________

    Window Ticket No. (if any): ________________________________________________

    Date of Execution of
  Notice of Guaranteed Delivery: _______________________________________________

    Name of Eligible Institution that Guaranteed Delivery: _____________________

    If Delivered by Book-Entry Transfer: _______________________________________

        Name of Tendering Institution: _________________________________________

        DTC Book-Entry Account No.: ____________________________________________

        Transaction Code No.: __________________________________________________

/ / CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD
    DEBENTURES ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

/ / CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD DEBENTURES FOR
    ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name: ______________________________________________________________________

    Address: ___________________________________________________________________

Gentlemen:

    Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company, the above described aggregate principal amount of the Company's 8 1/8% Senior Debentures due 2009 (the "Old Debentures") in exchange for a like aggregate principal amount of the Company's 8 1/8% Series B Senior Debentures due 2009 (the "New Debentures") which have been registered under the Securities Act upon the terms and subject to the conditions set forth in the Prospectus dated November 3, 1997 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

    Subject to and effective upon the acceptance for exchange of the principal amount of Old Debentures tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Debentures tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee under the Indenture for the Old Debentures and the New Debentures) with respect to the tendered Old Debentures with full power of substitution to (i) deliver certificates for such Old Debentures to the Company, or transfer ownership of such Old Debentures on the account books maintained by DTC, together in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Old Debentures for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Debentures, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

    The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Old Debentures tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned also acknowledges that this Exchange Offer is being made in reliance upon an interpretation by the staff of the Securities and Exchange Commission that the New Debentures issued in exchange for the Old Debentures pursuant to the Exchange Offer may be offered for sale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act provided that such New Debentures are acquired in the ordinary course of such holders business and such holders have no arrangement with any person to participate in the distribution of such New Debentures. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the New Debentures.

    The undersigned will upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment and transfer of the Old Debentures tendered hereby.

    For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Debentures when, and as if the Company has given oral or written notice thereof to the Exchange Agent. If any tendered Old Debentures are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Debentures will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at a different address shown below or at a different address as may be indicated under "Special Issuance Instructions" as promptly as practicable after the Expiration Date.

    All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

    The undersigned understands that tenders of Old Debentures pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

    Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the New Debentures issued in exchange for the Old Debentures accepted for exchange and return any Old Debentures not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of Old Debentures tendered by DTC, by credit to the account at
DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Debentures issued in exchange for the Old Debentures accepted for exchange and any certificates for Old Debentures not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signatures, unless, in either event, tender is being made through DTC. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Debentures issued in exchange for the Old Debentures accepted for exchange and return any Old Debentures not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Debentures from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Debentures so tendered.

    BY TENDERING OLD DEBENTURES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF CABLEVISION SYSTEMS CORPORATION, (II) ANY NEW DEBENTURES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (III) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES
ACT) OF NEW DEBENTURES TO BE RECEIVED IN THE EXCHANGE OFFER, AND (IV) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES
ACT) OF SUCH NEW DEBENTURES. BY TENDERING OLD DEBENTURES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF OLD DEBENTURES WHICH A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH OLD DEBENTURES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR (B) SUCH OLD DEBENTURES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER THE PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH NEW DEBENTURES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

    THE COMPANY HAS AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER (AS DEFINED BELOW) IN CONNECTION WITH RESALES OF NEW DEBENTURES RECEIVED IN EXCHANGE FOR OLD DEBENTURES, WHERE SUCH OLD DEBENTURES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF

MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING 90 DAYS AFTER THE EXPIRATION DATE (SUBJECT TO EXTENSION UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS) OR, IF EARLIER, WHEN ALL SUCH NEW DEBENTURES HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. IN THAT REGARD, EACH BROKER-DEALER WHO ACQUIRED OLD DEBENTURES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER"), BY TENDERING SUCH OLD DEBENTURES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF NEW DEBENTURES PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF THE NEW DEBENTURES MAY BE RESUMED, AS THE CASE MAY BE. IF THE COMPANY GIVES SUCH NOTICE TO SUSPEND THE SALE OF THE NEW DEBENTURES, IT SHALL EXTEND THE 90-DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF NEW DEBENTURES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE WHEN PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE NEW DEBENTURES OR TO AND INCLUDING THE DATE ON WHICH THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF NEW DEBENTURES MAY BE RESUMED, AS THE CASE MAY BE.

    THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD DEBENTURES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD DEBENTURES AS SET FORTH IN SUCH BOX.

                                PLEASE SIGN HERE
                  (TO BE COMPLETED BY ALL TENDERING HOLDERS OF
    OLD DEBENTURES REGARDLESS OF WHETHER OLD DEBENTURES ARE BEING PHYSICALLY
                              DELIVERED HEREWITH)

    This Letter of Transmittal must be signed by the Holder(s) of Old Debentures exactly as their name(s) appear(s) on certificate(s) for Old Debentures or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Old Debentures, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 3 herein.

    If the signature appearing below is not of the registered Holder(s) of the Old Debentures, then the registered Holder(s) must sign a valid proxy.

X                                              Date:
X                                              Date:
    Signature(s) of Holder(s) or Authorized
                   Signatory

Name(s):                                       Address:
                   (Please Print)                          (Including Zip Code)

Capacity:                                      Area Code and Telephone No.:
Social Security No.:

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                   SIGNATURE GUARANTEE (SEE INSTRUCTION 3 HEREIN)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

________________________________________________________________________________
             (Name of Eligible Institution Guaranteeing Signatures)

________________________________________________________________________________
  (Address (including zip code) and Telephone Number (including area code) of
                                     Firm)

________________________________________________________________________________
                             (Authorized Signature)

________________________________________________________________________________
                                 (Printed Name)

________________________________________________________________________________
                                    (Title)

Date: ________________

------------------------------------------------
                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTION 4 HEREIN)

      To be completed ONLY if certificates for Old Debentures in a principal amount not tendered are to be issued in the name of, or the New Debentures issued pursuant to the Exchange Offer are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Old Debentures" within this Letter of Transmittal, or if Old Debentures tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at DTC.

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)

  Address: ___________________________________________________________________
                                 (PLEASE PRINT)

   __________________________________________________________________________
                                                                     ZIP CODE

   __________________________________________________________________________
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

------------------------------------------------------------
------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTION 4 HEREIN)

      To be completed ONLY if certificates for Old Debentures in a principal amount not tendered or not accepted for purchase or the New Debentures issued pursuant to the Exchange Offer are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the box entitled "Description of Old Debentures" within this Letter of Transmittal.

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)

  Address: ___________________________________________________________________
                                 (PLEASE PRINT)

   __________________________________________________________________________
                                                                     ZIP CODE

   __________________________________________________________________________
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

-----------------------------------------------------

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                   OF THE EXCHANGE OFFER AND THE SOLICITATION

    1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD DEBENTURES. The certificates for the tendered Old Debentures (or a confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Old Debentures delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 P.M., New York City time, on the Expiration Date. The method of delivery of the tendered Old Debentures, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Old Debentures should be sent to the Company.

    Holders who wish to tender their Old Debentures and (i) whose Old Debentures are not immediately available or (ii) who cannot deliver their Old Debentures, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Old Debentures and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Debentures, the certificate number or numbers of such Old Debentures and the principal amount of Old Debentures tendered, stating that the tender is being made thereby and guaranteeing that, within five business days after the Expiration Date, this Letter of Transmittal (or facsimile thereof) together with the certificate(s) representing the Old Debentures (or a confirmation of electronic delivery of book-entry delivery into the Exchange Agent's account at DTC) and any of the required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old Debentures in proper form for transfer (or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent's account at DTC), must be received by the Exchange Agent within five business days after the Expiration Date, all as provided in the Prospectus under the caption "Guaranteed Delivery Procedures." Any Holder of Old Debentures who wishes to tender his Old Debentures pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 P.M., New York City time, on the Expiration Date.

    The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Old Debentures to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein)
(i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or
(v) a savings association that is a participant in a Securities Transfer Association.

    THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS ARE AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN

ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Debentures will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Debentures not properly tendered or any Old Debentures the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Old Debentures. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Debentures must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Debentures, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Debentures will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Debentures received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering Holders of Old Debentures, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

    2. PARTIAL TENDERS; WITHDRAWAL RIGHTS. Tenders of Old Debentures will be accepted in all denominations of $1,000 and integral multiples in excess thereof. If less than the entire principal amount of any Old Debentures is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the chart entitled "Description of Old Debentures." The entire principal amount of Old Debentures delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Debentures is not tendered, Old Debentures for the principal amount of Old Debentures delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Debentures is not tendered, Old Debentures for the principal amount of Old Debentures not tendered and a certificate or certificates representing New Debentures issued in exchange of any Old Debentures accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through DTC, promptly after the Old Debentures are accepted for exchange.

    Except as otherwise provided herein, tenders of Old Debentures may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Debentures to be withdrawn, the aggregate principal amount of Old Debentures to be withdrawn, and (if Certificates for Old Debentures have been tendered) the name of the registered holder of the Old Debentures as set forth on the certificate for the Old Debentures, if different from that of the person who tendered such Old Debentures. If certificates for the Old Debentures have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such certificates for the Old Debentures, the tendering holder must submit the serial numbers shown on the particular certificates for the Old Debentures to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Debentures tendered for the account of an Eligible Institution. If Old Debentures have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old

Debentures, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Old Debentures may not be rescinded. Old Debentures properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering."

    3. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Old Debentures tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Debentures without alternation, enlargement or any change whatsoever.

    If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of Old Debentures tendered and the certificate(s) for New Debentures issued in exchange therefor is to be issued (or any untendered principal amount of Old Debentures is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Old Debenture, nor provide a separate bond power. In any other case, such holder must either properly endorse the Old Debentures tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

    If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder(s) of any Old Debentures listed, such Old Debentures must be endorsed or accompanied by appropriate bond powers signed as the name of the registered Holder(s) appears on the Old Debentures.

    If this Letter of Transmittal (or facsimile hereof) or any Old Debentures or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

    Endorsements on Old Debentures or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

    Signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution unless the Old Debentures tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Old Debentures) who has not completed the box set forth herein entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" or (ii) for the account of an Eligible Institution.

    4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable spaces, the name and address to which New Debentures or substitute Old Debentures for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Old Debentures through DTC, if different from DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

    5. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Debentures, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer--General" or any conditions or irregularity in any tender of Old Debentures of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the

Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Debentures will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company, any affiliates or assigns of the Company, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

    6. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

    7. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under United States federal income tax law, a holder whose tendered Old Debentures are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Old Debentures exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

    The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

    The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Old Debentures or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Debentures. If the Old Debentures are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

    Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

    Backup withholding is not an additional United States Federal income tax. Rather, the United States federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

    8. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Debentures tendered.

    9. MUTILATED, LOST, STOLEN OR DESTROYED OLD DEBENTURES. Any tendering Holder whose Old Debentures have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instruction.

    10. SECURITY TRANSFER TAXES. Holders who tender their Old Debentures for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Debentures are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Debentures tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Debentures in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

                         (DO NOT WRITE IN SPACE BELOW)

   CERTIFICATE SURRENDERED        OLD DEBENTURES TENDERED        OLD DEBENTURES ACCEPTED
    DELIVERY PREPARED BY                CHECKED BY                        DATE

                                 PAYER'S NAME:
 SUBSTITUTE             PART 1--PLEASE PROVIDE YOUR TIN IN THE
 FORM W-9               BOX AT RIGHT AND CERTIFY BY SIGNING AND     Social Security Number
                        DATING BELOW                                          OR
                                                                    Employer Identification
                                                                            Number
 DEPARTMENT OF THE      PART 2--CERTIFICATION--UNDER PENALTIES OF PERJURY, I      PART 3--
 TREASURY               CERTIFY THAT:
 INTERNAL REVENUE
 SERVICE
                        (1) The number shown on this form is my correct Taxpayer  Awaiting TIN
                        Identification Number (or I am waiting for a number to    / /
                            be issued to me) and

                        (2) I am not subject to backup withholding either
 PAYER'S REQUEST FOR    because I have not been notified by the Internal Revenue
 TAXPAYER                   Service ("IRS") that I am subject to backup
 IDENTIFICATION NUMBER      withholding as a result of failure to report all
 ("TIN") AND                interest or dividends, or the IRS has notified me
 CERTIFICATION              that I am no longer subject to backup withholding.
                        CERTIFICATE INSTRUCTIONS--You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                        SIGNATURE                         DATE

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO HOLDERS OF NEW DEBENTURES PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                   THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 20 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

  Signature _____________________________    Date ____________________________

                 The Exchange Agent for the Exchange Offer is:

                              THE BANK OF NEW YORK

BY HAND OR OVERNIGHT DELIVERY:    Facsimile Transmissions:     BY REGISTERED OR CERTIFIED
                                   (Eligible Institutions                 MAIL:
                                           Only)

     The Bank of New York                                         The Bank of New York
      101 Barclay Street               (212) 571-3080            101 Barclay Street, 7E
Corporate Trust Services Window                                 New York, New York 10286
         Ground Level             To Confirm by Telephone       Attention: Reorganization
   Attention: Reorganization      or for Information Call:              Section,
           Section,                                                   Arwen Gibbons
         Arwen Gibbons                 (212) 815-6333